Exhibit 99.2
THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AND PURSUANT TO THE PROVISIONS OF ARTICLE 5 BELOW, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.
WARRANT TO PURCHASE COMMON STOCK

Company:	PlanetOut Inc., a Delaware corporation

Number of Shares:	120,000

Class of Stock:	Common

Warrant Price:	Equal to the average of the closing price per share reported by the public market on which the Shares are traded for each of the twenty (20) trading days immediately preceding the Issue Date.

Issue Date:	September 28, 2006

Expiration Date:	September 28, 2013

Credit Facility:
This Warrant is issued in connection with the Term Loan referenced in the Loan and Security Agreement among the Company, certain affiliates of the Company and ORIX Venture Finance LLC dated September 28, 2006.

     THIS WARRANT CERTIFIES THAT, for good and valuable consideration, ORIX Venture Finance LLC (together with any registered holder from time to time of this Warrant or any holder of the shares issuable or issued upon exercise of this Warrant, the “Holder”) is entitled to purchase the number of fully paid and nonassessable shares of the class of securities (the “Shares”) of the Company at the Warrant Price, all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.
ARTICLE 1. EXERCISE.
     1.1 Method of Exercise. Holder may exercise this Warrant by delivering a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Article 1.2, Holder shall also deliver to the Company a check, wire transfer (to an account designated by the Company), or other form of payment acceptable to the Company for the aggregate Warrant Price for the Shares being purchased.

     1.2 Conversion Right. In lieu of exercising this Warrant as specified in Article 1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Article 1.3.
     1.3 Fair Market Value. The fair market value of each Share shall be the closing price of a Share reported on the Nasdaq National Market (or other public market on which the Shares are traded) for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Company’s common stock is not traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the Company and Holder are unable to agree on such investment banking firm, then the Holder shall select three reputable investment banking firms, and from those three firms the Company shall select one to undertake such valuation. If the valuation of such investment banking firm is more than five percent (5%) greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by Holder.
     1.4 Delivery of Certificate and New Warrant. Promptly after Holder exercises or converts this Warrant and, if applicable, the Company receives payment of the aggregate Warrant Price, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.
     1.5 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation on surrender and cancellation of this Warrant, the Company shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.
     1.6 Acquisition of the Company.
          (a) Upon the closing of any Acquisition, this Warrant shall be deemed converted automatically pursuant to Section 1.2 if the fair market value of the Shares (as determined pursuant to Section 1.3) is higher than the Warrant Price, and Holder shall receive such securities, cash, and property as is payable for the Shares.
          (b) As used herein, “Acquisition” means any sale, license, or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company in which the holders of the Company’s voting securities before the transaction (for such purpose treating all outstanding options and warrants to purchase voting securities of the Company as having been exercised and treating all outstanding debt and equity securities convertible into voting securities of the Company as having been converted) beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.
ARTICLE 2. ADJUSTMENTS TO THE SHARES.
     2.1 Stock Dividends, Splits, Etc. If the Company declares or pays a dividend on the Shares payable in common stock, or other securities, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend occurred. If the Company subdivides the Shares by reclassification or otherwise into a greater number of shares or takes any other action which increase the amount of stock into which the Shares are convertible, the number of shares purchasable hereunder shall be proportionately increased and the Warrant Price shall be proportionately decreased. If the outstanding shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares shall be proportionately decreased.
     2.2 Reclassification, Exchange, Combinations or Substitution. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. The Company or its successor shall promptly issue to Holder an amendment to this Warrant setting forth the number and kind of such new securities or other property issuable upon exercise or conversion of this Warrant as a result of such reclassification, exchange, substitution or other event that results in a change of the number and/or class of securities issuable upon exercise or conversion of this Warrant. The amendment to this Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Article 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.
     2.3 No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder’s rights under this Article against impairment.

     2.4 Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of this Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder the amount computed by multiplying the fractional interest by the fair market value of a full Share.
     2.5 Certificate as to Adjustments. Upon each adjustment of the Warrant Price, the Company shall promptly notify Holder in writing, and, at the Company’s expense, promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.
ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.
     3.1 Representations and Warranties. The Company represents and warrants to Holder that all Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.
     3.2 Notice of Certain Events. If the Company proposes at any time to liquidate, dissolve or wind up, the Company shall give Holder at least 10 days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event. Company will also provide information requested by Holder reasonably necessary to enable Holder to comply with Holder’s accounting or reporting requirements.
     3.3 Registration Under Securities Act of 1933, as amended. If the Company proposes to register any of its Common Stock or other securities under the Securities Act of 1933, as amended (the “Act”), in connection with the public offering of such Common Stock (other than a registration relating solely to the sale of securities to participants in a Company stock option or purchase plan, a registration relating to a corporate reorganization or other transaction under Rule 145 of the Act, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the securities underlying the Warrant or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give Holder written notice of such registration. Upon the written request of Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 5.5, the Company shall use its commercially reasonable efforts to cause to be registered under the Act all of the Shares that such Holder has requested to be registered. This right shall terminate as to any

Holder on the earlier of (i) such earlier time at which all securities held by such Holder (and any affiliate of Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any three (3) month period with registration in compliance with Rule 144 of the Act, and (ii) in connection with an Acquisition, the filing of a registration statement on Form S-4 of the shares of common stock that may be issued by the registering corporation (the “Acquiring Company”) pursuant to an Acquisition, provided that such registration statement includes shares of the Acquiring Company’s common stock that may be issued pursuant to an Acquisition for Shares outstanding prior to the date of the Acquisition; and no other registration statement shall be required to be filed by the Company or the Acquiring Company with respect to any Shares that are not purchased prior to such Acquisition. In connection with any offering involving an underwriting of shares of the Company’s Common Stock, the Company shall not be required under this Section 3.3 to include any Holder’s Shares in such underwriting unless such Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. Holder’s rights and the Company’s obligations under this Section 3.3 shall survive the exercise, surrender, or cancellation of this Warrant and shall attach not only to this Warrant but also to the Shares issuable upon the exercise hereof. Notwithstanding any other provision of this Article 3, the Company and Holder agree that (i) the rights of Holder under this Section 3.3 shall not apply to any takedown of shares of common stock from the Company’s existing universal shelf registration statement on Form S-3, and (ii) in the event that the Company causes Holder’s Shares to be registered in connection with an underwritten offering, Holder shall agree to participate in any lockup of shares of common stock of the Company that is requested of the Company’s officers and directors, not to exceed 90 days.
     3.4 No Inconsistent Agreements. The Company will not, at any time after the date of this Warrant, enter into any agreement or other instrument (whether written or oral) with respect to any of its securities or the holders of its securities which provides for “piggyback” registration rights which are senior to the registration rights granted by the Company to Holder pursuant to Section 3.3 hereof.
     3.5 No Shareholder Rights. Nothing contained in this Warrant shall be construed as conferring upon Holder hereof the right to vote, to consent, or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company, except as expressly provided in this Warrant. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.
ARTICLE 4. REPRESENTATIONS, WARRANTIES OF HOLDER. Holder represents and warrants to the Company as follows:
     4.1 Purchase for Own Account. This Warrant and the securities to be acquired upon exercise of this Warrant by Holder will be acquired for investment for Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act. Holder also represents that Holder has not been formed for the specific purpose of acquiring this Warrant or the Shares.

     4.2 Disclosure of Information. Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder has access.
     4.3 Investment Experience. Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. Holder has experience as an investor in securities of companies in the development stage and acknowledges that Holder can bear the economic risk of such Holder’s investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons.
     4.4 Accredited Investor Status. Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act.
ARTICLE 5. MISCELLANEOUS.
     5.1 Term. This Warrant is exercisable in whole or in part at any time and from time to time on or before September 28, 2013.
     5.2 Legends. This Warrant and the Shares shall be imprinted with a legend in substantially the following form:
THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AND PURSUANT TO THE PROVISIONS OF ARTICLE 5 OF THE WARRANT, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.
     5.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall also not require an opinion of counsel if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder’s notice of proposed sale.
     5.4 Transfer Procedure. Subject to the provisions of Article 5.3 and upon providing the Company with written notice, Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant to any transferee by giving the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and Holder will surrender this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable).
     5.5 Notices. All notices and other communications from the Company to Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or Holder, as the case may (or on the first business day after transmission by facsimile) be, in writing by the Company or such Holder from time to time. Effective upon receipt of the fully executed Warrant and the initial transfer described in Article 5.4 above, all notices to Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:
ORIX Venture Finance LLC
Attn: Kevin Sheehan
1777 Avenue of the Americas, 5th Floor
New York, NY 10036
Facsimile: (212) 739-1705
With a copy to: ORIX Venture Finance LLC
Attn: Michael David
151 Lytton Avenue
Palo Alto, CA 94301
Facsimile: (650) 617-0706
Notice to the Company shall be addressed as follows until Holder receives notice of a change in address:
PlanetOut Inc.
Attn: Chief Financial Officer
1355 Sansome Street
San Francisco, CA 94111
Facsimile: 415.834.0646

     5.6 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.
     5.7 Attorneys’ Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.
     5.8 Automatic Conversion upon Expiration. In the event that, upon the Expiration Date, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above is greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be converted pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised or converted, and the Company shall promptly deliver a certificate representing the Shares (or such other securities) issued upon such conversion to Holder.
     5.9 Counterparts. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement.
     5.10 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

     In Witness Whereof, the parties have duly authorized and caused this Warrant to be executed as of the date first written above.

“COMPANY” PLANETOUT INC.
By:	/s/ Karen Magee
	Name:	Karen Magee
(Print)
	Title:	Chief Executive Officer

“HOLDER” ORIX VENTURE FINANCE LLC
By:	/s/ Kevin P. Sheehan
	Name:	Kevin P. Sheehan
	Title:	President & CEO

APPENDIX 1
NOTICE OF EXERCISE
     1. Holder elects to purchase                      shares of the Common Stock of                                           pursuant to the terms of the attached Warrant, and tenders payment of the purchase price of the shares in full.
[or]
     1. Holder elects to convert the attached Warrant into Shares in the manner specified in the Warrant. This conversion is exercised for                                          of the Shares covered by the Warrant.
[Strike paragraph that does not apply.]
     2. Please issue a certificate or certificates representing the shares in the name specified below:

Holder’s Name

(Address)
     3. By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Article 4 of the Warrant as the date hereof.

HOLDER:

By:
Name:
Title:
(Date):